Stock-Based Compensation (Tables)	3 Months Ended
Mar. 31, 2026
Share-Based Payment Arrangement [Abstract]
Summary of Share-Based Payment Award, Stock Options, Valuation Assumptions	The weighted-average assumptions used to estimate the fair value of stock options granted during the three months ended March 31, 2026 were as follows:

Three Months Ending March 31, 2026
Fair value of stock option	12.0
Risk-free interest rate	3.78%
Expected life (years) (1)	6.5
Expected dividend yield	—
Volatility	42%

(i)
Expected life (years): The expected life was estimated using the simplified method due to a lack of historical exercise activity for the Company. The simplified method calculates the expected life as the mid-point
between the vesting date and the contractual expiration date of the award.